Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
26 .	SUBSEQUENT EVENTS
The Company, Jidu and Geely entered into a Share Purchase Agreement (the “Series A Purchase Agreement”) on January 20, 2022, pursuant to which the Company acquired
67,867,337
Series A preferred shares of Jidu at
US$200
million. Jidu issued a warrant to Geely that Geely shall have the right to purchase
55,527,698
Series A preferred shares at
US$164
million. The Series A preferred shares is considered in-substance common stock that has risk and reward characteristics that are substantially similar to Jidu’s common stock. After the transaction closed in January 2022, the Company holds an equity interest of

53.2%.
However, considering the substantive participating rights held by Geely, the Company continuely accounts for its investment as an equity method investment in accordance with ASC 323 (Note 4).
In March 2022, iQIYI entered into subscription agreements with the Company and a consortium of financial investors, who have agreed to subscribe for and purchase from iQIYI, through a private placement, a total of
164,705,882 newly issued Class B ordinary shares and 304,705,880 newly issued Class A ordinary shares of iQIYI, for a total purchase price of US$285 million (equivalent to RMB1,816 million) in cash.
Subsequent to December 31, 2021, the potential worsening global economic conditions and the recent disruptions to, and volatility in, the global financial markets resulting from the ongoing COVID-19 pandemic and tensive geopolitical conflicts may have an adverse effect on the fair value of the Group’s long-term investments, which may lead to a significant downward adjustments or impairment in the Group’s long-term investments.